Exhibit 10.52

FIRST AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

This First Amendment to Executive Employment Agreement (“Amendment”) is entered into effective as of December 2, 2021 and amends the Executive Employment Agreement (“Agreement”), by and between Cibus Global, LLC, a Delaware limited liability company (the “Company”) and Rory B. Riggs (“Executive”), as follows:

1. Defined terms used herein shall have the meanings set forth in the Agreement.

2. Section 2.3.2 of the Agreement is amended and restated in its entirety, as follows:

2.3.2. 941,747 Restricted Units shall vest at the one-year anniversary of the Effective Date and the remaining 2,825,241 Restricted Units shall vest monthly over thirty-six (36) months commencing with the last day of the 13th month following the Effective Date. If Executive is no longer Chief Executive Officer for any reason but remains on the Board of the Company, the Restricted Units will continue vesting in accordance with the foregoing terms, so long as Executive remains a director of the Company. In such event, Executive shall receive no other equity compensation as a director for so long as the Restricted Units remain vesting.

3. Except as expressly amended hereby, the Agreement remains in full force and effect pursuant, to its terms.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument. To the maximum extent permitted by law or any applicable governmental authority, any document may be signed and transmitted by PDF or facsimile with the same validity as if it were an ink-signed document.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

“COMPANY”:		‘‘EXECUTIVE”:

CIBUS GLOBAL, LLC

By:	/s/ Mark Finn
	Mark Finn, Lead Director	RORY B. RIGGS

FIRST AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

This First Amendment to Executive Employment Agreement (“Amendment”) is entered into effective as of December 2, 2021 and amends the Executive Employment Agreement (“Agreement”), by and between Cibus Global, LLC, a Delaware limited liability company (the “Company”) and Rory B. Riggs (“Executive”), as follows:

1. Defined terms used herein shall have the meanings set forth in the Agreement.

2. Section 2.3.2 of the Agreement is amended and restated in its entirety, as follows:

2.3.2. 941,747 Restricted Units shall vest at the one-year anniversary of the Effective Date and the remaining 2,825,241 Restricted Units shall vest monthly over thirty-six (36) months commencing with the last day of the 13th month following the Effective Date. If Executive is no longer Chief Executive Officer for any reason but remains on the Board of the Company, the Restricted Units will continue vesting in accordance with the foregoing terms, so long as Executive remains a director of the Company. In such event, Executive shall receive no other equity compensation as a director for so long as the Restricted Units remain vesting.

3. Except as expressly amended hereby, the Agreement remains in full force and effect pursuant, to its terms.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument. To the maximum extent permitted by law or any applicable governmental authority, any document may be signed and transmitted by PDF or facsimile with the same validity as if it were an ink-signed document.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

“COMPANY”:	“EXECUTIVE”:

CIBUS GLOBAL, LLC

By:	/s/ Rory B. Riggs
Mark Finn, Lead Director	RORY B. RIGGS

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